UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported) November 3, 2005
Cooper Industries, Ltd.
(Exact Name of Registrant as Specified in its Charter)

1-31330	Bermuda	98-0355628
(Commission File Number)	(State or Other Jurisdiction of	(IRS Employer Identification No.)
Incorporation)

600 Travis, Suite 5800,
Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)
713/209-8400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Indenture dated November 8, 2005
Registration Rights Agreement
Purchase Agreement
Company press release dated November 8, 2005

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.
     On November 8, 2005, Cooper US, Inc. (“Cooper US”), a subsidiary of Cooper Industries, Ltd. (“Company”), issued $325 million of 5.25% senior notes that mature on November 15, 2012 (the “Notes”). Payment of the Notes is guaranteed by the Company and certain of our subsidiaries (the “Guarantors”).
     Proceeds of the Notes will be swapped to €272.6 million, effectively converting the seven-year U.S. Notes to seven-year Euro notes with an annual interest rate of 3.55%. The proceeds of €272.6 million will partially fund repayment of a €300 million issue of 6.25% five-year notes, all of which matured on October 25, 2005.
Indenture
     The Notes are governed by the terms of an Indenture among Cooper US, the Guarantors and JPMorgan Chase Bank, N.A., as Trustee. The following summary of certain provisions of the Indenture is qualified in its entirety by reference to the complete Indenture filed as Exhibit 4.1 hereto and incorporated by reference herein.
     The Notes have a fixed annual interest rate of 5.25%, which will be paid semiannually on November 15 and May 15, commencing May 15, 2006 (the first interest payment includes accrued interest on the Notes from November 8, 2005). At any time during the term of the Notes, Cooper US may redeem the Notes, in whole or in part, at a redemption price equal to the greater of:
•	100% of the principal amount of the Notes being redeemed; or

•	the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed (not including any interest accrued to the redemption date) discounted to the redemption date on a semiannual basis at the “Treasury Rate,” as such term is defined in the Indenture, plus 15 basis points.
Cooper US will also pay the accrued and unpaid interest on the Notes to the redemption date.
     Events of default under the Indenture that may accelerate the payment obligations under the Notes include failure to make payments under the Notes when due, certain insolvency and bankruptcy events and failure to observe and perform covenants under the Indenture. Covenants under the Indenture include, among other things, covenants that restrict the ability of the Company and certain subsidiaries to create liens and engage in sale and leaseback transactions.

Registration Rights Agreement
     The Notes have not been registered under the Securities Act of 1933 and were initially sold in the United States to qualified institutional buyers in reliance on an exemption from registration under Rule 144A. In connection with the offering of the Notes, on November 8, 2005 (the “Closing Date”), Cooper US and the Guarantors entered into a Registration Rights Agreement with Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the initial purchasers. The following summary of certain provisions of the Registration Rights Agreement is qualified in its entirety by reference to the complete Registration Rights Agreement filed as Exhibit 4.2 hereto and incorporated by reference herein.
  The Registration Rights Agreement requires Cooper US and the Guarantors to, among other things:
•	file a Registration Statement within 120 days of the Closing Date to be used in connection with the exchange of the Notes for publicly registered notes with substantially identical terms;

•	use our reasonable best efforts to cause the Registration Statement to be declared effective by the Securities and Exchange Commission under the Securities Act of 1933 as soon as practicable after it is filed, but in no event later than 180 days after the Closing Date; and

•	commence and complete the exchange offer promptly, but no later than 220 days after the Closing Date. In addition, under certain circumstances Cooper US and the Guarantors may be required to file a Shelf Registration Statement to cover resales of the Notes.
     If Cooper US and the Guarantors fail to meet their obligations under the Registration Rights Agreement, then Cooper US will pay additional interest to each holder of the Notes that are subject to transfer restrictions, in an amount equal to .25% per annum for the first 90-day period immediately following the occurrence of such failure. The interest rate will increase by an additional .25% per annum with respect to each subsequent 90-day period until all registration defaults have been cured, up to a maximum additional interest rate of .50% per annum.
     Some of the initial purchasers and their affiliates have provided the Company with certain financial advisory, investment banking and commercial banking services.
Purchase Agreement
     In connection with the offering of the Notes, on November 3, 2005, Cooper US and the Guarantors entered into a Purchase Agreement with Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the initial purchasers. The following summary of certain provisions of the Purchase Agreement is qualified in its entirety by reference to the complete Purchase Agreement filed as Exhibit 99.1 hereto and incorporated by reference herein. Pursuant to the Purchase Agreement, Cooper US agreed to sell and the initial purchasers agreed to purchase, in the aggregate, the entire principal amount of the Notes at a price equal to 98.974% of the principal amount thereof.

Item 8.01 Other Events
     On November 8, 2005, the Company issued a press release announcing the completion of its $325 million debt offering. A copy of the release is attached as Exhibit 99.2.
Item 9.01 Financial Statements and Exhibits

Exhibits:

4.1	Indenture dated November 8, 2005, among Cooper US, Inc., the Guarantors and JPMorgan Chase Bank, N.A. as Trustee.

4.2	Registration Rights Agreement dated November 8, 2005, among Cooper US, Inc., the Guarantors, and Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the initial purchasers.

99.1	Purchase Agreement dated November 3, 2005, among Cooper US, Inc., the Guarantors, and Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the initial purchasers.

99.2	Company press release dated November 8, 2005 announcing the completion of a $325 million debt offering.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER INDUSTRIES, LTD.
(Registrant)

Date: November 9, 2005	/s/ Terry A. Klebe

Terry A. Klebe Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

4.1	Indenture dated November 8, 2005, among Cooper US, Inc., the Guarantors and JPMorgan Chase Bank, N.A. as Trustee.

4.2	Registration Rights Agreement dated November 8, 2005, among Cooper US, Inc., the Guarantors, and Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the initial purchasers.

99.1	Purchase Agreement dated November 3, 2005, among Cooper US, Inc., the Guarantors, and Banc of America Securities LLC and Citigroup Global Markets Inc., as representatives of the initial purchasers.

99.2	Company press release dated November 8, 2005 announcing the closing of a $325 million debt offering.